Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Windswept Environmental Group, Inc. (the "Company") on Form 10-Q for the quarterly period ended October 1, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , Michael O'Reilly, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ Michael O'Reilly
                                             -----------------------------------
                                             Michael O'Reilly
                                             President and
                                             Chief Executive Officer

                                             Dated: November 15, 2002